UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      June 16, 2003
                                                      --------------------------


                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     As previously reported by Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), a suit was filed by Kelly Adams, on behalf of himself and "as representative of certain Stockholders of Provectus Pharmaceuticals, Inc., a Nevada corporation," on April 17, 2003 in the Third Judicial District Court, Salt Lake County, Utah (the "Court"). The suit names the Company's former subsidiary Provectus Pharmaceuticals, Inc., a Tennessee corporation ("PPI") and Michael L. Labertew, an attorney in Salt Lake City, Utah, as defendants, and seeks to rescind the Agreement and Plan of Reorganization dated April 22, 2002 by which the Company acquired PPI (with PPI becoming a wholly owned subsidiary of the Company) and PPI's former stockholders acquired majority ownership of our common stock.

     On June 16, 2003, the Company and its subsidiary Xantech Pharmaceuticals, Inc., a Tennessee corporation and the successor by merger to PPI ("Xantech"), executed a Settlement Agreement (the "Settlement Agreement") with the plaintiff, Mr. Adams, and with Justeene Blankenship, Nicholas Julian, and Pacific Management Services, Inc., the corporation formerly operated by Mr. Julian and Ms. Blankenship ("Pacific"). Pursuant to the Agreement, Mr. Adams agreed to dismiss the litigation pending in the Court with prejudice and, in connection therewith, to file the Settlement Agreement with the Court to govern the future relations between the parties. In addition, the parties to the Settlement Agreement entered into mutual releases and certain other covenants and agreements. A copy of the Settlement Agreement is filed as Exhibit 10.14 hereto.

     On June 18, 2003, Mr. Adams and PPI submitted to the Court a Stipulated Order of Dismissal with Prejudice and Release of Stock Certificates (the "Order"). The Court entered the Order, thereby dismissing the litigation with prejudice, on June 25, 2003.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits.

     Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.





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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Provectus Pharmaceuticals, Inc.


Dated:   June 26, 2003             By:/s/ Daniel R. Hamilton
                                      ------------------------------------------
                                      Daniel R. Hamilton
                                      Chief Financial Officer

                                  Exhibit Index

 Exhibit No.                      Description
--------------                    -----------

 10.14*   Settlement  Agreement  dated as of June 16,  2003 among  Kelly  Adams,
          Justeene   Blankenship,   Nichoals  Julian,   and  Pacific  Management
          Services, Inc.; and Provectus Pharmaceuticals, Inc. and Xantech Pharmaceuticals, Inc.
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      *   The  Company  agrees by this filing to  supplementally  furnish to the
          Commission, upon request, a copy of the exhibits and/or schedules to this agreement.